   As filed with the Securities and Exchange Commission on October 10, 2002.

                                                 Registration No. 333-
  ===========================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               -------------------
                          AMCAST INDUSTRIAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                               -------------------
             OHIO                                               31-0258080
(State or Other Jurisdiction of                              (I.R.S. Employer
Incorporation or Organization)                              Identification No.)

                          7887 WASHINGTON VILLAGE DRIVE
                               DAYTON, OHIO 45459
                                 (937) 291-7000
  (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive office)

                               -------------------
                          AMCAST INDUSTRIAL CORPORATION
                           401(k) SALARY DEFERRAL PLAN
                            (Full title of the plan)

                               -------------------
                              SAMUEL T. REES, ESQ.
                  VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                          7887 WASHINGTON VILLAGE DRIVE
                               DAYTON, OHIO 45459
                                 (937) 291-7000

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                                  CALCULATION OF REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  Proposed Maximum
Title of Securities to be      Amount to be      Proposed Maximum Offering       Aggregate Offering      Amount of Registration
        Registered           Registered(1)(2)       Price per Share (3)               Price(3)                     Fee
--------------------------- ------------------- ---------------------------- --------------------------- ------------------------
      Common Shares,
       no par value              500,000                   $3.26                     $1,630,000                   $150
---------------------------------------------------------------------------------------------------------------------------------

1) In addition, pursuant to Rule 416(a) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of Common Shares that may be offered or sold as a result of any adjustments from stock splits, stock dividends or similar events and pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan discussed herein

2) There are also being registered hereunder an equal number of Series A Preferred Share Purchase Rights, which are currently attached to and transferable only with the Common Shares registered hereunder.

3) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(h) and Rule 457(c) under the Securities Act of 1933, based on the average of the high and low prices for a Common Shares reported on the New York Stock Exchange on October 4, 2002.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         The Registration Statement on Form S-8 (Reg. No. 33-38176) filed by Amcast Industrial Corporation, an Ohio corporation (the "Registrant"), is hereby incorporated by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dayton, State of Ohio, on October 10, 2002.

                                        AMCAST INDUSTRIAL CORPORATION



                                        By /s/ Byron O. Pond
                                           ---------------------------------
                                             Name:  Byron O. Pond
                                             Title: Chairman of the Board
                                                    and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                  TITLE

/s/ Byron O. Pond                          Chairman of the Board and     October 10, 2002
--------------------------------           Chief Executive Officer
Byron O. Pond                              (Principal Executive
                                           Officer) and Director


/s/ Francis J. Drew                        Vice President, Finance       October 10, 2002
--------------------------------           and Chief Financial Officer
Francis J. Drew                            (Principal Financial Officer)


/s/ Mark D. Mishler                        Controller (Principal         October 10, 2002
--------------------------------           Accounting Officer)
Mark D. Mishler


                *                          Director                      October 10, 2002
--------------------------------
Walter E. Blankley


                *                          Director                      October 10, 2002
--------------------------------
Peter H. Forster


            *                              Director                      October 10, 2002
--------------------------------
Don R. Graber


            *                              Director                      October 10, 2002
--------------------------------
Joseph R. Grewe


            *                              Director                      October 10, 2002
--------------------------------
Leo W. Ladehoff


            *                              Director                      October 10, 2002
--------------------------------
Bernard G. Rethore


            *                              Director                      October 10, 2002
--------------------------------
William G. Roth


            *                              Director                      October 10, 2002
--------------------------------
R. William Van Sant



* The undersigned, by signing his name hereto, does hereby execute this registration statement on behalf of the directors of the registrant indicated above by asterisks, pursuant to powers of attorney duly executed by such directors and incorporated by reference as an exhibit to this registration statement.


                                                      /s/ Samuel T. Rees
                                                      -------------------------
                                                      Samuel T. Rees
                                                      Attorney-In-Fact
                                                      October 10, 2002

         Pursuant to the requirements of the Securities Act of 1933, the Pension Committee of the Registrant has duly caused this Registration Statement to be signed on behalf of the Amcast Industrial Corporation 401(k) Salary Deferral Plan by the undersigned, thereunto duly authorized, in the City of Dayton, State of Ohio, on this 10th day of October, 2002.


                                    AMCAST INDUSTRIAL CORPORATION
                                    401(k) SALARY DEFERRAL PLAN

                                    By  Amcast Industrial Corporation Pension
                                        Committee

                                    By /s/ Francis J. Drew
                                       -----------------------------------------
                                         Name: Francis J. Drew
                                               Authorized Committee Member

                                INDEX TO EXHIBITS
                                -----------------

(4)      INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING
         INDENTURES

         4.1 Articles of Incorporation, as amended, of Amcast Industrial Corporation (filed as Exhibit 4.1 to Registration Statement on Form S-8 (Reg. No. 333-98835) filed by Amcast Industrial Corporation with the SEC on August 28, 2002 and hereby incorporated by reference).

         4.2 Code of Regulations of Amcast Industrial Corporation . (filed as Exhibit 4.2 to Registration Statement on Form S-8 (Reg. No. 333-98835) filed by Amcast Industrial Corporation with the SEC on August 28, 2002 and hereby incorporated by reference).

         4.3 Amended and Restated Rights Agreement, dated as of February 24,1998, between Amcast Industrial Corporation and First Chicago Trust Company of New York, as Rights Agent (filed as
                  Exhibit 1 to Amendment No. 1 to the Company's Registration Statement on Form 8-A filed with the SEC on February 25, 1998 and incorporated by reference herein).

(5)      OPINION RE LEGALITY

         *5.1 Opinion of Thompson Hine LLP with respect to the legality of the securities being registered.

(23)     CONSENTS OF EXPERTS AND COUNSEL

         *23.1    Consent of Battelle & Battelle LLP.

         *23.2    Consent of Ernst & Young LLP.

         *23.3 Consent of Thompson Hine LLP (contained in their opinion filed as Exhibit 5.1).

(24)     POWERS OF ATTORNEY

          *24.1 Power of Attorney granted by each director whose name was signed to this registration statement by power of attorney.

-----------------------
* Filed herewith.